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                                                                   EXHIBIT 99.3





                            LAMONTE PARK APARTMENTS

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1996





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                          Independent Auditors' Report



To the Board of Trustees
Income Opportunity Realty Investors, Inc.

We have audited the accompanying statement of revenues and direct operating expenses of Lamonte Park Apartments for the year ended December 31, 1996. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Income Opportunity Realty Investors, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Lamonte Park Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                        Farmer, Fuqua, Hunt & Munselle, P.C.


Dallas, Texas
August 7, 1997




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                            LAMONTE PARK APARTMENTS
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1996


REVENUES
         Net rental revenues                          $  768,351
         Other revenues                                   18,371
                                                      ----------

                  Total revenues                         786,722

DIRECT OPERATING EXPENSES
         Salaries and benefits                           159,612
         Repairs and maintenance                         109,982
         Utilities                                        69,952
         Property taxes                                   60,898
         Insurance                                        27,325
                                                      ----------

                  Total direct operating expenses        427,769
                                                      ----------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES       $  358,953
                                                      ==========





         The accompanying notes are an integral part of this statement.



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                            LAMONTE PARK APARTMENTS
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               December 31, 1996


NOTE 1:     ORGANIZATION AND BASIS OF PRESENTATION

            Lamonte Park Apartments is a 128-unit apartment complex located in Houston, Texas. During 1996, the property was owned by Mike Goodwin, a Texas individual.

            The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:     ACCOUNTING ESTIMATES

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:     OTHER REVENUES

            Other revenues consist of the following:

                   Forfeited deposits       $  9,643
                   Late and NSF charges        8,728
                                            --------
                                            $ 18,371
                                            ========

NOTE 4:     SUBSEQUENT EVENT

            The property was sold to Income Opportunity Realty Investors, Inc., a Nevada corporation, on June 13, 1997.



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